UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)     March  24,  2005
                                                            --------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

              1-12451                                 11-2636089
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     (Commission File Number)              (IRS Employer Identification No.)


  1850 McDonald Avenue, Brooklyn, New York                       11223
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  (Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 679-7778
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 24, 2005 Jerry Braun and Jacob Rosenberg agreed with New York Healthcare, Inc (the "Company") and its subsidiary, NYHC Newco Paxxon, Inc., to terminate the security interest in the Company's home healthcare business that had been granted to Messrs. Braun and Rosenberg pursuant to an agreement dated February 24, 2005. Messrs Braun and Rosenberg have also consented, under certain conditions, if the Company decides to sell all or a portion of the Company's home health care operations in the State of New Jersey (the "New Jersey Operations") to one or more third parties and to the use by the Company of the proceeds of any such sale to finance the operations of its BioBalance Corporation subsidiary. The Company is currently exploring the possible sale of the New Jersey Operations to a third party.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                NEW YORK HEALTH CARE, INC.
                                (Registrant)


                                By: /s/ Dennis M. O'Donnell
                                    --------------------------------------------
                                    Dennis M. O'Donnell, Chief Executive Officer



Date:  March 29, 2005


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